UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22311
Schwab Strategic Trust – Schwab U.S. REIT ETF
(Exact name of registrant as specified in charter)
211 Maint Street, San Francisco, California 94105
(Address of principal executive offices)     (Zip code)
Marie Chandoha
Schwab Investments – Schwab Global Real Estate Fund
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 627-7000
Date of fiscal year end: February 28
Date of reporting period: March 1, 2012 – August 31, 2012

Item 1: Report(s) to Shareholders.

Semiannual report dated August 31, 2012, enclosed.

Schwab U.S. REIT ETFtm

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Schwab U.S. REIT ETFtm

Semiannual Report
August 31, 2012

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedule of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

Total Return for the Report Period

Schwab U.S. REIT ETFtm (Ticker Symbol: SCHH)

NAV Return[1]	10.84%
Market Price Return[1]	10.83%
Dow Jones U.S. Select REIT IndexSM	10.96%
ETF Category: Morningstar Real Estate[2]	11.56%

Performance Details	page 6

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF. Shares are bought and sold at market price (not NAV). Brokerage commissions will reduce returns.

Index ownership —“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “Dow Jones U.S. Select REIT Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

[1]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

2 Schwab U.S. REIT ETF

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab U.S. REIT ETF. For the six months ended August 31, 2012, publicly traded U.S. real estate investment trusts (REITs) provided impressive returns, building on exceptional early year gains as U.S. REITs generally reported favorable earnings and outperformed the broader U.S. stock market. The Dow Jones U.S. Select REIT Index returned 10.96%.

U.S. REIT performance and underlying property fundamentals varied across sectors, but were generally solid overall. Retail mall REITs generated some of the highest returns during the six months, benefitting from sales at leading malls rising on a year-over-year basis through much of the period, and helped by improving consumer sentiment. Healthcare REITs also generated impressive returns, even though healthcare policy and cost concerns remained in the headlines.

Apartment REITs provided respectable returns, benefitting from healthy or improving property fundamentals and emerging signs of improvement in the U.S. housing market. Apartment occupancy, for example, reached the highest level since 2001 during the second quarter. Focused office, industrial, and business park REITs also performed relatively well, helped in part by limited property development that propped up occupancy rates by tempering supply growth. Lodging-related REITs struggled compared with other REIT sectors,

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

4.14%	S&P 500® Index: measures U.S. large-cap stocks

10.96%	Dow Jones U.S. Select REIT IndexSM: measures U.S. real estate investment trusts (REITs)

−3.63%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

2.97%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab U.S. REIT ETF 3

From the President continued

U.S. REIT performance and underlying property fundamentals varied across sectors, but were generally solid overall.

posting narrowly positive returns that generally reflected the often-volatile performance of this sector.

Thank you for investing in the Schwab U.S. REIT ETF. As you may be aware, we recently announced that effective September 20, 2012, we reduced the operating expense ratios (OERs) on our entire suite of ETFs. As a result, Schwab ETFs now have some of the lowest OERs in their respective Lipper categories.*

We encourage you to review your investment portfolio regularly to ensure that it meets your current financial plan. For answers to frequently asked questions or for more information about the U.S. REIT ETF, please visit www.schwabetfs.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

*	This claim is based on expense ratio data comparisons between Schwab and non-Schwab ETFs in their respective Lipper categories. Expense ratio data for non-Schwab ETFs were obtained from the funds’ prospectuses as of 9/4/12. Expense ratio data for Schwab ETFstm are as of 9/20/12. ETFs in the same Lipper category may track different indexes, have differences in holdings, and show different performances. Expense ratios are subject to change. Information has been sourced from Lipper, a Thomson Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2012 THOMSON REUTERS. All rights reserved.

4 Schwab U.S. REIT ETF

Fund Management

Agnes Hong, CFA, a managing director and portfolio manager for the investment adviser, leads the portfolio management team of Schwab’s passive equity strategies, and is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, a managing director and portfolio manager for the investment adviser, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.

Chuck Craig, CFA, a managing director and portfolio manager for the investment adviser, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent over five years as a managing director of portfolio management & supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Schwab U.S. REIT ETF 5

Schwab U.S. REIT ETF™

Performance and Fund Facts as of 08/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

 Average Annual Total Returns1

Fund and Inception Date	6 Months	1 Year	Since Inception*

Fund: Schwab U.S. REIT ETFtm (1/13/11)
NAV Return[2]	10.84%	19.42%	16.10%
Market Price Return[2]	10.83%	19.72%	16.17%
Dow Jones U.S. Select REIT IndexSM	10.96%	19.63%	16.31%
ETF Category: Morningstar Real Estate[3]	11.56%	20.33%	14.66%

Fund Expense Ratio4: 0.13%

 Statistics

Number of Holdings	84
Weighted Average Market Cap ($ x 1,000,000)	$15,023
Price/Earnings Ratio (P/E)	63.6
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate[5,6]	3%

 Sector Weightings % of Investments

Specialized REITs	26.9%
Retail REITs	26.7%
Residential REITs	18.8%
Office REITs	15.5%
Diversified REITs	6.7%
Industrial REITs	5.1%
Other	0.3%
Total	100.0%

 Top Equity Holdings % of Net Assets7

Simon Property Group, Inc.	11.6%
Public Storage	5.1%
HCP, Inc.	4.8%
Ventas, Inc.	4.7%
Equity Residential	4.5%
Boston Properties, Inc.	4.2%
ProLogis, Inc.	3.9%
Vornado Realty Trust	3.7%
AvalonBay Communities, Inc.	3.4%
Health Care REIT, Inc.	3.1%
Total	49.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Investing in REITs may pose additional risks such as real estate industry risk, interest rate risk and liquidity risk. The Schwab U.S. REIT ETF is non-diversified and may invest in securities of relatively few issuers. As a result, the fund may experience increased volatility.

Index ownership —“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “The Dow Jones U.S. Select REIT Index“ is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

Portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus dated June 28, 2012. Effective September 20, 2012, the management fee was reduced to 0.07%. For more information, see financial note 4 or refer to the prospectus supplement dated September 20, 2012.
[5]	Not annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[7]	This list is not a recommendation of any security by the investment adviser.

6 Schwab U.S. REIT ETF

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2012 and held through August 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any redemption fees or brokerage commissions you may pay when purchasing or selling shares of the fund. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 3/1/12	at 8/31/12	3/1/12–8/31/12

Schwab U.S. REIT ETFtm
Actual Return	0.13%	$1,000	$1,108.40	$0.69
Hypothetical 5% Return	0.13%	$1,000	$1,024.55	$0.66

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

Schwab U.S. REIT ETF 7

Schwab U.S. REIT ETF™

Financial Statements

Financial Highlights

	3/1/12–		3/1/11–	1/12/11[1]–
	8/31/12*		2/29/12	2/28/11

Per-Share Data ($)

Net asset value at beginning of period	28.30		27.28	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.47		0.65	0.06
Net realized and unrealized gains (losses)	2.58		0.98	2.22

Total from investment operations	3.05		1.63	2.28
Less distributions:
Distributions from net investment income	(0.39)		(0.61)	—

Net asset value at end of period	30.96		28.30	27.28

Total return (%)	10.84	[2]	6.15	9.12	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.13	[3]	0.13	0.13	[3]
Gross operating expenses	0.13	[3]	0.13	0.13	[3]
Net investment income (loss)	3.27	[3]	2.50	3.82	[3]
Portfolio turnover rate[4]	3	[2]	5	—	[2]
Net assets, end of period ($ x 1,000)	371,516		277,370	69,566

* Unaudited.

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

8 See financial notes

 Schwab U.S. REIT ETF

Portfolio Holdings as of August 31, 2012 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.7%	Common Stock	346,303,520	370,394,376
0.3%	Other Investment Company	994,116	994,116

100.0%	Total Investments	347,297,636	371,388,492
—%	Other Assets and Liabilities, Net		127,129

100.0%	Net Assets		371,515,621

	Number	Value
Security	of Shares	($)

Common Stock 99.7% of net assets

Diversified REITs 6.7%
Cousins Properties, Inc.	78,005	623,260
Duke Realty Corp.	247,440	3,587,880
Liberty Property Trust	108,480	4,000,742
PS Business Parks, Inc.	17,520	1,194,338
Vornado Realty Trust	171,120	13,889,811
Washington REIT	61,200	1,643,832

		24,939,863

Industrial REITs 5.1%
DCT Industrial Trust, Inc.	228,240	1,442,477
EastGroup Properties, Inc.	26,161	1,402,230
First Industrial Realty Trust, Inc. *	75,600	975,240
First Potomac Realty Trust	47,040	602,582
ProLogis, Inc.	426,240	14,564,621

		18,987,150

Office REITs 15.5%
Alexandria Real Estate Equities, Inc.	57,478	4,247,624
BioMed Realty Trust, Inc.	142,560	2,641,637
Boston Properties, Inc.	138,480	15,527,763
Brandywine Realty Trust	132,960	1,622,112
CommonWealth REIT	77,760	1,164,067
Corporate Office Properties Trust	66,960	1,497,226
Digital Realty Trust, Inc.	113,040	8,422,610
Douglas Emmett, Inc.	129,600	3,109,104
DuPont Fabros Technology, Inc.	58,800	1,620,528
Franklin Street Properties Corp.	69,844	776,665
Highwoods Properties, Inc.	68,640	2,238,350
Kilroy Realty Corp.	63,360	2,991,226
Mack-Cali Realty Corp.	80,880	2,159,496
Parkway Properties, Inc.	19,680	228,485
Piedmont Office Realty Trust, Inc., Class A	160,320	2,720,630
SL Green Realty Corp.	83,280	6,712,368

		57,679,891

Residential REITs 18.8%
American Campus Communities, Inc.	83,040	3,871,325
Apartment Investment & Management Co., Class A	112,320	2,974,234
AvalonBay Communities, Inc.	88,320	12,499,046
BRE Properties, Inc.	71,760	3,582,259
Camden Property Trust	74,640	5,182,255
Colonial Properties Trust	81,120	1,778,150
Education Realty Trust, Inc.	101,520	1,173,571
Equity Lifestyle Properties, Inc.	38,400	2,640,384
Equity Residential	279,120	16,858,848
Essex Property Trust, Inc.	32,640	4,960,627
Home Properties, Inc.	44,880	2,865,588
Mid-America Apartment Communities, Inc.	37,920	2,578,560
Post Properties, Inc.	49,440	2,523,912
Sun Communities, Inc.	22,560	1,033,474
UDR, Inc.	212,400	5,363,100

		69,885,333

Retail REITs 26.7%
Acadia Realty Trust	40,560	1,009,944
CBL & Associates Properties, Inc.	137,520	2,938,802
Cedar Realty Trust, Inc.	49,200	270,108
DDR Corp.	215,040	3,272,909
Equity One, Inc.	57,603	1,221,184
Federal Realty Investment Trust	59,040	6,371,006
General Growth Properties, Inc.	357,840	7,364,347
Glimcher Realty Trust	129,360	1,355,693
Inland Real Estate Corp.	71,764	588,465
Kimco Realty Corp.	378,240	7,685,837
Kite Realty Group Trust	56,400	289,896
Pennsylvania REIT	51,603	811,199
Ramco-Gershenson Properties Trust	41,280	534,989
Regency Centers Corp.	83,520	4,092,480
Rouse Properties, Inc.	20,880	290,232
Saul Centers, Inc.	7,440	320,738
Simon Property Group, Inc.	271,920	43,153,704
Tanger Factory Outlet Centers	85,200	2,858,460
Taubman Centers, Inc.	53,760	4,301,875
The Macerich Co.	122,640	7,305,665
Weingarten Realty Investors	112,320	3,137,098

		99,174,631

Specialized REITs 26.9%
Ashford Hospitality Trust	63,364	524,654
CubeSmart	106,080	1,368,432
DiamondRock Hospitality Co.	174,960	1,683,115
Extra Space Storage, Inc.	96,240	3,282,746
FelCor Lodging Trust, Inc. *	115,689	536,797
HCP, Inc.	389,760	17,874,394
Health Care REIT, Inc.	198,240	11,585,146
Healthcare Realty Trust, Inc.	72,000	1,746,720
Hersha Hospitality Trust	163,920	816,322
Hospitality Properties Trust	114,720	2,761,310
Host Hotels & Resorts, Inc.	666,960	10,204,488

See financial notes 9

 Schwab U.S. REIT ETF

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)
LaSalle Hotel Properties	78,978	2,152,151
LTC Properties, Inc.	28,080	947,419
Pebblebrook Hotel Trust	48,960	1,156,925
Public Storage	131,040	19,074,182
Senior Housing Properties Trust	151,200	3,344,544
Sovran Self Storage, Inc.	26,881	1,528,185
Sunstone Hotel Investors, Inc. *	110,640	1,153,975
Universal Health Realty Income Trust	11,040	476,597
Ventas, Inc.	267,360	17,509,406

		99,727,508

Total Common Stock
(Cost $346,303,520)		370,394,376

Other Investment Company 0.3% of net assets

Money Market Fund 0.3%
State Street Institutional U.S. Government Money Market Fund	994,116	994,116

Total Other Investment Company
(Cost $994,116)		994,116

End of Investments

At 08/31/12, the tax basis cost of the fund’s investments was $347,506,488 and the unrealized appreciation and depreciation were $28,365,751 and ($4,483,747), respectively, with a net unrealized appreciation of $23,882,004.

*	Non-income producing security.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Common Stock[1]	$370,394,376	$—	$—	$370,394,376
Other Investment Company[1]	994,116	—	—	994,116

Total	$371,388,492	$—	$—	$371,388,492

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2012.

10 See financial notes

 Schwab U.S. REIT ETF

Statement of
Assets and Liabilities
As of August 31, 2012; unaudited

Assets

Investments, at value (cost $347,297,636)		$371,388,492
Receivables:
Investments sold		3,086,540
Dividends		140,586
Interest	+	11

Total assets		374,615,629

Liabilities

Payables:
Investment adviser fees		4,045
Fund shares redeemed	+	3,095,963

Total liabilities		3,100,008

Net Assets

Total assets		374,615,629
Total liabilities	—	3,100,008

Net assets		$371,515,621

Net Assets by Source
Capital received from investors		337,840,861
Net investment income not yet distributed		2,140,761
Net realized capital gains		7,443,143
Net unrealized capital gains		24,090,856

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$371,515,621		12,000,001		$30.96

See financial notes 11

 Schwab U.S. REIT ETF

Statement of
Operations
For March 1, 2012 through August 31, 2012; unaudited

Investment Income

Dividends		$5,600,666
Interest	+	47

Total investment income		5,600,713

Expenses

Investment adviser fees		214,161

Total expenses	−	214,161

Net investment income		5,386,552

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(707,333)
Net realized gains on in-kind redemptions	+	8,397,633

Net realized gains		7,690,300
Net unrealized gains on investments	+	18,087,962

Net realized and unrealized gains		25,778,262

Net increase in net assets resulting from operations		$31,164,814

12 See financial notes

 Schwab U.S. REIT ETF

Statements of
Changes in Net Assets
For the current and prior report periods
Figures for the current period are unaudited

Operations

3/1/12-8/31/12			3/1/11-2/29/12
Net investment income		$5,386,552	$3,729,437
Net realized gains		7,690,300	2,654,389
Net unrealized gains	+	18,087,962	3,422,076

Net increase in net assets resulting from operations		31,164,814	9,805,902

Distributions to Shareholders

Distributions from net investment income		($4,236,420)	($2,889,125)

Transactions in Fund Shares

		3/1/12-8/31/12		3/1/11-2/29/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,250,000	$127,661,007	10,200,000	$275,386,254
Shares redeemed	+	(2,050,000)	(60,443,430)	(2,950,000)	(74,499,496)

Net transactions in fund shares		2,200,000	$67,217,577	7,250,000	$200,886,758

Shares Outstanding and Net Assets

		3/1/12-8/31/12		3/1/11-2/29/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,800,001	$277,369,650	2,550,001	$69,566,115
Total increase	+	2,200,000	94,145,971	7,250,000	207,803,535

End of period		12,000,001	$371,515,621	9,800,001	$277,369,650

Net investment income not yet distributed			$2,140,761		$990,629

See financial notes 13

 Schwab U.S. REIT ETF

Financial Notes, unaudited

1. Business Structure of the Funds

Schwab U.S. REIT ETF is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Schwab Strategic Trust (organized January 27, 2009)	Schwab U.S. Dividend Equity ETF
Schwab U.S. REIT ETF	Schwab International Equity ETF
Schwab U.S. Broad Market ETF	Schwab International Small-Cap Equity ETF
Schwab U.S. Large-Cap ETF	Schwab Emerging Markets Equity ETF
Schwab U.S. Large-Cap Growth ETF	Schwab U.S. TIPS ETF
Schwab U.S. Large-Cap Value ETF	Schwab Short-Term U.S. Treasury ETF
Schwab U.S. Mid-Cap ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Small-Cap ETF	Schwab U.S. Aggregate Bond ETF

The fund issues and redeems shares at its net assets value per share (“NAV”) only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser and administrator have formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activity, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing

 Schwab U.S. REIT ETF

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the procedures.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of August 31, 2012 are disclosed in the Portfolio Holdings.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

 Schwab U.S. REIT ETF

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

(c) Real Estate Investment Trusts:

The fund invests in real estate trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual REITs or as realized gains on investments, respectively.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.

(e) Expenses:

Expenses that are specific to the fund are charged directly to the fund.

(f) Distributions to Shareholders:

The fund makes distributions from net investment income quarterly and distributes net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(j) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the fund’s financial statement disclosures.

3. Risk Factors:

Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock and bond markets and the values of securities held by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in the fund will fluctuate, which means that the investors could lose money.

 Schwab U.S. REIT ETF

Financial Notes, unaudited (continued)

3. Risk Factors (continued):

The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

The fund will invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — mid- or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.

REITs and other real estate companies may be small- to medium- sized companies in relation to the equity markets as a whole. Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Mid- and small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid- and small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s small- and mid-cap holdings could reduce performance.

In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.

As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

The fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, a single adverse economic, political or regulatory occurrence may have a more significant effect on the fund’s investments, and the fund may experience increased volatility.

The fund may invest in derivative instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class (including the real estate industry, as described above), the fund may be adversely

 Schwab U.S. REIT ETF

Financial Notes, unaudited (continued)

3. Risk Factors (continued):

affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of the fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market.

An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory services to the fund, CSIM is entitled to receive an annual fee equal to 0.13% of the fund’s average daily net assets.

Subsequent to the reporting period ended August 31, 2012, and effective September 20, 2012, the management fee of the fund has been reduced to 0.07%.

The investment adviser will pay the operating expenses of the fund, excluding interest expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.

The fund may engage in direct transactions with certain other Schwab ETFs when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2012, the fund had no direct security transactions with other Schwab ETFs.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees. The fund had no interfund borrowing or lending activity during the period.

5. Other Service Providers:

SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter and distributor of shares of the fund.

State Street Bank and Trust Company (“State Street”) serves as the fund’s transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the fund’s shares.

 Schwab U.S. REIT ETF

Financial Notes, unaudited (continued)

5. Other Service Providers (continued):

State Street also serves as custodian and accountant for the fund. The custodian is responsible for the daily safekeeping of securities and cash held or sold by the fund. The fund’s accountant maintains all books and records related to the fund’s transactions.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliate. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.

There were no borrowings from the line of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended August 31, 2012, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$10,476,697	$10,233,243

9. In-Kind Transactions:

The consideration for the purchase of Creation Units of the fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the applicable fund, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

The in-kind transactions for the period ended August 31, 2012 were as follows:

In-kind Purchases of Securities	In-kind Sales of Securities

$127,364,460	$60,230,324

For the period ended August 31, 2012, the fund realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the fund and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the fund’s tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended August 31, 2012 are disclosed in the fund’s Statement of Operations.

10. Federal Income Taxes

As of February 29, 2012, the fund had no capital loss carryforwards.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 29, 2012, the fund had capital losses deferred in the amount of $35,576.

As of February 29, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no

 Schwab U.S. REIT ETF

Financial Notes, unaudited (continued)

10. Federal Income Taxes (continued):

provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 29, 2012, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The fund has adopted the noted provisions of the Act for the period ending February 29, 2012.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds a meeting each year that is dedicated, in part, to considering whether to renew the investment advisory agreement between Schwab Strategic Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab U.S. REIT ETF (the “Fund”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at a meeting held on August 28, 2012, and approved the renewal of the Agreement with respect to the Fund for an additional one year term. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;

2.	the Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;

3.	the Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the Fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the Fund.

Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other exchange-traded funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered both risk and shareholder risk expectations for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.

Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s operating expense ratio, in each case, in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders by way of the relatively low advisory fee and unitary fee structure of the Fund. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust which includes the fund covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 91 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Retired (January 2009 – present). Consulting Managing Director, PIMCO (investment adviser) (January 2003 – December 2008); Managing Director, PIMCO (February 1999 – December 2002); President and Trustee, PIMCO Funds and PIMCO Variable Insurance Trust (investments) (February 1994 – May 2005).	17	Director, PS Business Parks, Inc. (2005 – Feb. 2012).
Trustee, PIMCO Funds (investment company consisting of 84 portfolios) (1997 – 2008).
Trustee, PIMCO Variable Insurance Trust (investment company consisting of 16 portfolios) (1997 – 2008).
Director and Chairman, PIMCO Strategic Global Government Fund (investment company consisting of one portfolio) (1997 – 2008).
Director, PCM Fund, Inc. (investment company consisting of one portfolio) (1997 – 2008).

Mark A. Goldfarb 1952 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Founder and Managing Director, SS&G, Inc. (certified public accountants and advisers) (May 1987 – present).	17	None

Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Advisor (January 2008 – present) and Chief Executive Officer (January 1998 – January 2008), Asset International, Inc. (publisher of financial services information); Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (June 2008 – present).	17	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Strategic Trust since 2009.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	91	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Strategic Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Strategic Trust since 2009.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Trust’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

ask See “offer.”

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bid The highest price at which someone is willing to buy a security.

cap, capitalization See “market cap.”

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commencement of operations The date that the first NAV was calculated.

creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.

Dow Jones U.S. Select REIT Index A float-adjusted market capitalization weighted index comprised of real estate investment trusts (REITs).

exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.

expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

inception date The date that the shares began trading in the secondary market.

indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.

liquidity The ability to convert a security or asset quickly into cash.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for this fund), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.

offer (ask) The lowest price at which an individual is willing to sell a security.

open The price at which a security opened for trading on a given day.

outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

real estate investment trust (REIT) A real estate company that owns and commonly operates income producing commercial and/or residential real estate.

primary market The market that deals with the issuance of new securities.

sampling If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.

secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.

spread The gap between bid and ask prices of a security.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

tracking error The difference between the performance of the fund and its benchmark index, positive or negative.

Notes

Notes

Schwab ETFstmare designed to be low-cost, diversified investments. Each fund follows broad market indices and provides exposure to specific segments of the market, making each a solid investment option for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.

Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabetfs.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabetfs.com or the SEC’s website at http://www.sec.gov.

Schwab ETFs

U.S. ETFs
Schwab U.S. Broad Market ETFtm
Schwab U.S. Large-Cap ETFtm
Schwab U.S. Large-Cap Growth ETFtm
Schwab U.S. Large-Cap Value ETFtm
Schwab U.S. Mid-Cap ETFtm
Schwab U.S. Small-Cap ETFtm
Schwab U.S. Dividend Equity ETFtm
Schwab U.S. REIT ETFtm

International ETFs
Schwab International Equity ETFtm
Schwab International Small-Cap Equity ETFtm
Schwab Emerging Markets Equity ETFtm

Fixed Income ETFs
Schwab U.S. Aggregate Bond ETFtm
Schwab Short-Term U.S. Treasury ETFtm
Schwab Intermediate-Term U.S. Treasury ETFtm
Schwab U.S. TIPS ETFtm

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Schwab ETFstm
1-800-435-4000

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR63740-01
00088953

Item 2: Code of Ethics.
Not applicable to this semi-annual report.
Item 3: Audit Committee Financial Expert.
Not applicable to this semi-annual report.
Item 4: Principal Accountant Fees and Services.
Not applicable to this semi-annual report.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Code of ethics – not applicable to this semi-annual report.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Strategic Trust – Schwab U.S. REIT ETF

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer
Date: 10/15/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer
Date: 10/15/2012

By:	/s/ George Pereira George Pereira
Principal Financial Officer
Date: 10/12/2012